Exhibit 10.10

SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT (“MODIFICATION”) is made as of the 22nd day of October, 2004, by and between AVATECH SOLUTIONS SUBSIDIARY, INC. (“BORROWER”), K BANK, formerly known as KEY BANK AND TRUST (“LENDER”), AVATECH SOLUTIONS, INC. and TECHNICAL LEARNINGWARE COMPANY, INC. (collectively “GUARANTORS”).

RECITALS

Pursuant to the terms and provisions of a Loan And Security Agreement dated September 11, 2003 by and between the BORROWER and the LENDER, as previously amended (“LOAN AGREEMENT”), the LENDER is providing to the BORROWER a revolving line of credit (“LOAN”) which is evidenced by the Amended and Restated Demand Promissory Note dated November 24, 2003 from the BORROWER to the order of the LENDER in the stated principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) (“NOTE”).

The BORROWER’S obligations to the LENDER under the LOAN, have been absolutely and unconditionally guaranteed by the GUARANTORS pursuant to the terms and provisions of: (a) Guaranty Agreement dated as of September 11, 2003 from Avatech Solutions, Inc. to and for the benefit of the LENDER; and (b) Guaranty Agreement dated as of September 11, 2003 from Technical Learningware Company, Inc. to and for the benefit of the LENDER (collectively, “GUARANTIES”).

The BORROWER has requested that the LENDER increase the maximum principal amount of the LOAN. The LENDER is willing to consent to the BORROWER’S request subject to the terms and provisions of this MODIFICATION.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Recitals. The parties hereby acknowledge the accuracy of the above Recitals and hereby incorporate the Recitals into this MODIFICATION.

Section 2. Amendment To Loan Agreement. The LOAN AGREEMENT is hereby amended as follows:

(a) Section 1.5. Section 1.5 of the LOAN AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 1.5. Borrowing Base. The term “BORROWING BASE” means: (a) eighty-five percent

(85%) of the face amount (less maximum discounts, credits and allowances which may be taken by or are granted to ACCOUNT DEBTORS of the BORROWER) of billed ELIGIBLE ACCOUNTS; minus (b) such reserves as the LENDER deems appropriate from time to time; minus (c) the aggregate stated amount of all outstanding LETTERS OF CREDIT and unsatisfied reimbursement obligations of the BORROWER arising out of LETTERS OF CREDIT and such reserves as the LENDER deems appropriate from time to time.

(b) Section 1.15. Section 1.15 of the LOAN AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 1.15. Dollar Cap. The term “DOLLAR CAP” means: (a) Three Million Dollars ($3,000,000.00) during the period between July 28, 2004 and November 1, 2004; and (b) Two Million Dollars ($2,000,000.00) at all other times; provided, however, if the BORROWER delivers to the LENDER evidence that all sums owed by the BORROWER to Dassault Systemes Corp. (“Dassault”) are repaid in full or delivers to the LENDER an agreement (in a form reasonably acceptable to LENDER) executed by Dassault pursuant to which Dassault agrees that the limit on the amount of the senior loan under the Subordination Agreement dated September 11, 2003 between Dassault and the LENDER is increased from Two Million Dollars ($2,000,000.00) to Three Million Dollars ($3,000,000.00), then the amount of the “DOLLAR CAP” shall be increased to Three Million Dollars ($3,000,000.00).

(c) Section 1.16. Section 1.16 of the LOAN AGREEMENT is hereby amended by inserting at the end thereof the following new sentence:

Notwithstanding anything contained herein to the contrary, no ACCOUNTS acquired in connection with a PERMITTED ACQUISITION shall be an ELIGIBLE ACCOUNT unless the LENDER specifically agrees in writing to permit such ACCOUNTS to be ELIGIBLE ACCOUNTS if the other criteria as set forth herein are satisfied.

(d) Section 1.43. Section 1.43 of the LOAN AGREEMENT is hereby amended by inserting at the end thereof immediately preceding the period the following:

, as further amended and restated pursuant to the terms and provisions of the Second Amended and Restated Demand Promissory Note dated October     , 2004 from the BORROWER as the maker thereof which is payable to order of the LENDER in the stated principal amount of Three Million Dollars ($3,000,000.00).

(e) Article 1. Article 1 of the LOAN AGREEMENT is hereby amended by inserting at the end thereof the following new Sections:

Section 1.57. Letters of Credit. The term “LETTERS OF CREDIT” means collectively letters of credit issued from time to time by the LENDER for the account or benefit of the BORROWER.

Section 1.58. Permitted Acquisitions. The term “PERMITTED ACQUISITIONS” means any acquisition, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the equity interest of, or a business line or division of any PERSON; provided, (i) immediately prior to, and after giving effect thereto, no DEFAULT or EVENT OF DEFAULT shall have occurred and be continuing or would result therefrom; (ii) all transactions in connection therewith shall be consummated in accordance with all applicable laws; (iii) any PERSON or assets or division acquired in accordance herewith shall be predominantly in the same business as presently conducted by the BORROWER or businesses which are complimentary to the lines of business in which the BORROWER is currently engaged; (iv) any and all assets acquired in connection with such transaction shall be acquired free and clear of all liens and encumbrances other than liens of the LENDER or other liens specifically approved by the LENDER in writing; (v) any indebtedness incurred in connection with such acquisition is subordinated to the OBLIGATIONS pursuant to a written subordination agreement in a form acceptable to the LENDER; (vi) the aggregate amount of indebtedness incurred plus cash paid in connection with any single transaction shall not exceed Five Hundred Thousand Dollars ($500,000.00) without the LENDER’S prior written consent; (vii) the aggregate amount of indebtedness incurred and cash paid in connection with all acquisitions shall not exceed Two

Million Dollars ($2,000,000.00) without the LENDER’S prior written consent; and (viii) no proceeds of the LOAN shall be used to pay for any such acquisition.

(f) Article 2. Article 2 of the LOAN AGREEMENT is hereby amended by inserting at the end thereof immediately after the presently existing Section 2.4 the following new Section:

Section 2.5. Letters Of Credit.

2.5.1. Issuance Of Letters Of Credit. The LENDER may in its discretion issue LETTERS OF CREDIT as requested by the BORROWER, provided that: (a) no DEFAULT or EVENT OF DEFAULT has occurred and is continuing, and (b) the aggregate amount of all LETTERS OF CREDIT issued and outstanding and any reimbursement obligations owed to the LENDER arising out of any LETTERS OF CREDIT do not exceed Five Hundred Thousand Dollars ($500,000.00); and (c) the aggregate amount of all LETTERS OF CREDIT issued and outstanding, any reimbursement obligations owed to the LENDER arising out of LETTERS OF CREDIT and the outstanding amount of advances made under Section 2.1, shall not exceed the MAXIMUM LOAN AMOUNT. No LETTER OF CREDIT shall have an expiry date which occurs after the stated maturity date or termination date of the LOAN. Any amounts paid by the LENDER in connection with any LETTER OF CREDIT shall be treated as an advance of proceeds of the LOAN, shall be secured by all of the COLLATERAL, and shall bear interest (including the default rate of interest) and be payable at the same rate and in the same manner as the LOAN.

2.5.2. Indemnification. The BORROWER unconditionally and irrevocably agrees to indemnify the LENDER and to hold the LENDER harmless from any and all losses, claims or liabilities arising from any transactions or occurrences relating to LETTERS OF CREDIT issued, established, opened or accepted for the account of the BORROWER, and any drafts or acceptances thereunder, and all OBLIGATIONS incurred in connection therewith, other than losses, claims or liabilities arising from the gross negligence or wanton misconduct of the LENDER.

2.5.3. Reimbursement Obligations. The BORROWER agrees that the LENDER is irrevocably authorized to advance proceeds of the LOAN to make payment of all draws made under any LETTER OF CREDIT. In the event there is insufficient availability under the LOAN to make payment on a draw under a LETTER OF CREDIT, the BORROWER agrees to reimburse the LENDER on the day of drawing (or upon such later date as the BORROWER receives notice of the payment of the presented draft by the LENDER) upon any LETTER OF CREDIT (either with the proceeds of the LOAN obtained hereunder or otherwise) in same day funds in the amount of the drawing. If the BORROWER fails to reimburse the LENDER as provided herein or as provided in any separate letter of credit application agreements or other LOAN DOCUMENTS, the unreimbursed amount of such drawing shall bear interest at the same rate (including the default rate of interest) applicable to the LOAN. The BORROWER’S reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the BORROWER may claim or have against the LENDER, the beneficiary of the LETTER OF CREDIT or any other PERSON, including, without limitation, any defense based on any failure of the BORROWER to receive consideration or the legality, validity, regularity or unenforceability of the LETTER OF CREDIT or any irregularities in the presentment of the draft presented upon the LETTER OF CREDIT.

2.5.4. Fees, Charges And Other Terms. The BORROWER agrees to pay to the LENDER such issuance, amendment, extension and other fees as the LENDER quotes from time to time with respect to each LETTER OF CREDIT upon the issuance thereof, and shall execute such applications, reimbursement agreements, or other documents as the LENDER requires from time to time with respect to the issuance, extension, amendment, or any other requested or required action concerning a LETTER OF CREDIT.

(g) Article 6. Article 6 of the LOAN AGREEMENT is hereby amended by deleting Sections 6.1, 6.2, 6.4, 6.5, 6.8, 6.9, 6.11 and 6.14 in their entirety and substituting in lieu thereof the following:

Section 6.1. No Change of Name, Merger, Etc. The BORROWER shall not change its name or enter into any merger, consolidation, reorganization or recapitalization without the consent of the LENDER, which consent shall not be unreasonably withheld, provided, however, that the BORROWER may in connection with PERMITTED ACQUISITIONS, without the LENDER’S consent, issue shares of its capital stock at not less than seventy-five percent (75%) of the then-current market price therefor.

Section 6.2. No Sale or Transfer of Assets. Without the consent of the LENDER, which consent shall not be unreasonably withheld, the BORROWER shall not sell, transfer, lease or otherwise dispose of all or any part of the COLLATERAL, or all or any party of its other assets, except that, without the consent of the LENDER (a) INVENTORY may be sold to ACCOUNT DEBTORS in the ordinary course of the BORROWER’S business, (b) software of which BORROWER is the owner may be sold at not less than its fair market value, and (c) EQUIPMENT of BORROWER may be sold if such sales occur in the ordinary course of the BORROWER’S business and the proceeds thereof are used either to make a principal payment on the LOAN or for such other purpose as the LENDER may hereafter agree.

Section 6.4. No Indebtedness. Without the consent of the LENDER, which consent shall not be unreasonably withheld, the BORROWER shall not incur, create, assume, or permit to exist and INDEBTEDNESS except (a) the OBLIGATIONS, (b) INDEBTEDNESS secured by PERMITTED LIENS, (c) the SUBORDINATED DEBT, and (d) any indebtedness to institutional or accredited investors in the form of notes or convertible notes issued by BORROWER in a financing transaction, so long as such indebtedness is subordinated to the OBLIGATIONS pursuant to an intercreditor or subordination agreement reasonably acceptable to LENDER.

Section 6.5. Restricted Payments. Without the consent of the LENDER, which consent shall not be unreasonably withheld, the BORROWER shall not make any RESTRICTED PAYMENTS, except that BORROWER may, without the consent of LENDER, and so long as no other covenant in this AGREEMENT is violated or breached, (a) pay dividends on any series of preferred stock issued by BORROWER, (b) issue common stock upon conversion of shares of any series of preferred stock of BORROWER, or upon exercise of any options or warrants issued by BORROWER, and (c) payments to consultants or other advisers so long as such payments are in amounts that are usual and customary for the services performed.

Section 6.8. Loans, Investments and Sale-Leasebacks. Without the consent of LENDER, which consent shall not be unreasonably withheld, the BORROWER shall not make any advance, loan, investment, or material acquisition of assets or enter into any sale-leaseback transactions, except that, without the consent of LENDER, the BORROWER may (a) make PERMITTED ACQUISITIONS, and (b) advance or loan money to, or make an investment in, any affiliate of the BORROWER so long as such advance, loan, or investment does not violate or constitute a breach under any other provision of this AGREEMENT and that the aggregate amount of such loans and investments outstanding at any time plus the aggregate amount of cash paid and indebtedness incurred in connection with PERMITTED ACQUISITIONS shall not exceed Two Million Dollars ($2,000,000.00).

Section 6.9. No Acquisition Of Equity In Or Assets Of Third Persons. The BORROWER shall not acquire any equity interests in, or all or substantially all of the assets of, any PERSON, other than in connection with PERMITTED ACQUISITIONS.

Section 6.11. No Alteration of Structure or Operations. Without the consent of the LENDER, which consent shall not be unreasonably withheld, BORROWER shall not amend or change materially its capital structure or its line or scope of business, nor shall it engage in business ventures other than those in which it is presently engaged, provided, however, that BORROWER may, without the consent of LENDER, (a) expand the scope of its business by entering into new product and service lines of business that are complementary to the lines of business in which the BORROWER currently is engaged, (b) increase the authorized shares of its common and preferred stock, (c) engage in business ventures with providers of goods and services similar or complementary to the goods and services offered by BORROWER, provided that (i) the BORROWER does not transfer any assets to such business venture without the consent of the LENDER; and (ii) the BORROWER shall not incur any liability or indebtedness in connection with such business venture without the consent of the LENDER.

Section 6.14. Limitation on Issuance of Equity Interests. Without the consent of the LENDER, which consent shall not be unreasonably withheld, BORROWER shall not issue or sell any equity interest in the BORROWER that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be: (A) convertible or exchangeable into a liability of the BORROWER, or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due, provided, however, that the BORROWER may, without the consent of the LENDER, (i) issue securities that are redeemable, whether at the option of the holder thereof or the BORROWER, by the issuance of shares of the common stock of BORROWER without the payment of cash, or (ii) issue equity interests in the BORROWER that are convertible or exchangeable into a liability of the BORROWER so long as such liability is subordinate to the OBLIGATIONS pursuant to an intercreditor or subordination agreement with LENDER reasonably satisfactory to LENDER.

(h) Article 8. Article 8 of the LOAN AGREEMENT is hereby amended by inserting immediately after the presently existing Section 8.4 the following new Section:

Section 8.5. Letters Of Credit. Upon the request of the LENDER, at any time after the occurrence of an EVENT OF DEFAULT, the BORROWER shall immediately deposit in a cash collateral account at the LENDER, over which the LENDER has sole access, an amount equal to the aggregate then undrawn and unexpired amount of all LETTERS OF CREDIT. Amounts held in such cash collateral account shall be applied by the LENDER to the payment of drafts drawn under LETTERS OF CREDIT, and the unused portion thereof after all LETTERS OF CREDIT shall have expired or been fully drawn upon shall be applied to repay the other OBLIGATIONS. After all LETTERS OF CREDIT shall have expired or have been fully drawn upon and all other OBLIGATIONS shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the BORROWER. In the event the BORROWER fails to deposit into the cash collateral account an amount equal to the then undrawn and unexpired amount of all LETTERS OF CREDIT, the LENDER shall be authorized to either: (a) make an advance under the LOAN in the amount of the undrawn and unexpired amount of all LETTERS OF CREDIT and deposit such advance in to the cash collateral account; or (b) deposit into such cash collateral account proceeds from the liquidation of the COLLATERAL until the balance in such account equals the aggregate then undrawn and unexpired amount of all LETTERS OF CREDIT.

Section 3. Consent Of Guarantors. The GUARANTORS hereby consent to the modifications contained in this MODIFICATION. The GUARANTORS hereby ratify their obligations under the GUARANTIES and hereby confirm that pursuant to the terms of the GUARANTIES, the GUARANTORS are absolutely and unconditionally guaranteeing all of the BORROWER’S obligations to the LENDER, whether now owed or hereafter incurred, including, but not limited to all of the BORROWER’S obligations to the LENDER under the LOAN, as modified herein.

Section 4. Amendment To Note. The NOTE is hereby amended and restated in its entirety in accordance with the terms and provisions of the Second Amended And Restated Demand Promissory Note of even date herewith from the BORROWER to the order of the LENDER in the stated principal amount of Three Million Dollars ($3,000,000.00).

Section 5. Security. All of the BORROWER’S obligations to the LENDER under the LOAN shall continue to be secured by all of the security interests and liens granted to the LENDER in the LOAN AGREEMENT.

Section 6. Other Terms. Except as specifically modified herein, all other terms and provisions of the LOAN AGREEMENT and all other documents evidencing, securing or otherwise documenting the terms and provisions of the LOAN (collectively, “LOAN DOCUMENTS”) remain in full force and effect.

Section 7. Ratification Of Obligations Under Loan Documents. The BORROWER and the GUARANTORS (collectively, “OBLIGORS”) hereby ratify and confirm all their respective obligations, liabilities and indebtedness under the provisions of the LOAN DOCUMENTS. The LENDER and the OBLIGORS agree that it is their intention that nothing herein shall be construed to extinguish, release, discharge or constitute, create or effect a novation of, or an agreement to extinguish any of the obligations, indebtedness or liabilities of any of the OBLIGORS under the provisions of the LOAN DOCUMENTS, or the assignment or pledge to the LENDER of, or to any security interest or lien granted to the LENDER in or on, any of the security for such obligations, indebtedness and liabilities.

Section 8. Waiver Of Jury Trial. The parties hereto agree that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party to this MODIFICATION, or any other successors or assigns on or with respect to this MODIFICATION or any of the other LOAN DOCUMENTS, or which in any way relates, directly or indirectly to the obligations of the OBLIGORS to the LENDER under the LOAN DOCUMENTS or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. The parties expressly waive any right to a trial by jury in any such action or proceeding.

Section 9. Fee. In consideration for the LENDER’S agreements contained herein, the BORROWER shall pay to the LENDER on the date of this MODIFICATION a fee in the amount of Five Thousand Dollars ($5,000.00). In addition, the BORROWER shall pay to the LENDER all fees and expenses incurred by the LENDER in connection with the preparation of this MODIFICATION and the documents to be executed in connection herewith.

Section 10. Release. The OBLIGORS release, acquit and forever discharge the LENDER and the LENDER’S subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and representatives from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, accounts, defenses, offsets against the LOAN, and liabilities of any kind or character whatsoever, which any OBLIGOR ever had or has through the date of this MODIFICATION.

Section 11. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this MODIFICATION and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this MODIFICATION and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this MODIFICATION or which occurred or were to occur as a direct or indirect result of this MODIFICATION having been executed.

Section 12. Consent To Jurisdiction; Agreement As To Venue. Each of the OBLIGORS irrevocably consent to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. The OBLIGORS agree that venue shall be proper in any Circuit Court of the State of Maryland selected by the LENDER or in the United States District Court for the District of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

IN WITNESS WHEREOF, the parties have executed this MODIFICATION with the specific intention of creating a document under seal.

WITNESS/ATTEST:	BORROWER :

AVATECH SOLUTIONS SUBSIDIARY, INC.,
A Delaware Corporation

/s/	By:	/s/ Christopher D. Olander	(SEAL)
	Name:	Christopher D. Olander
	Title:	Executive Vice President

LENDER:

K BANK

/s/	By:	/s/ Patrick E. Kilpatrick	(SEAL)
	Name:	Patrick E. Kilpatrick
	Title:	Vice President

GUARANTORS:

AVATECH SOLUTIONS, INC.

/s/	By:	/s/ Christopher D. Olander	(SEAL)
	Name:	Christopher D. Olander
	Title:	Executive Vice President

TECHNICAL LEARNINGWARE COMPANY, INC.

/s/	By:	/s/ Christopher D. Olander	(SEAL)
	Name:	Christopher D. Olander
	Title:	Executive Vice President

ACKNOWLEDGMENTS

STATE OF MARYLAND, COUNTY OF CARROLL, TO WIT:

I HEREBY CERTIFY that on this 22nd day of October, 2004, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared CHRISTOPHER D. OLANDER, and acknowledged himself to be the EVP of AVATECH SOLUTIONS SUBSIDIARY, INC., a Delaware corporation, and that he, as such EVP, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of AVATECH SOLUTIONS SUBSIDIARY, INC., by himself as EVP.

IN WITNESS MY Hand and Notarial Seal.

/s/	(SEAL)
NOTARY PUBLIC
My Commission Expires:
7/1/2005

STATE OF MARYLAND, COUNTY OF CARROLL, TO WIT:

I HEREBY CERTIFY that on this 22nd day of October, 2004, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared CHRISTOPHER D. OLANDER, and acknowledged himself to be the EVP of K BANK, a Maryland banking and trust company, and that he, as such EVP, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of K BANK, by himself as EVP.

IN WITNESS MY Hand and Notarial Seal.

/s/	(SEAL)
NOTARY PUBLIC
My Commission Expires:
7/1/2005

STATE OF MARYLAND, COUNTY OF CARROLL, TO WIT:

I HEREBY CERTIFY that on this 22nd day of October, 2004, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared CHRISTOPHER D. OLANDER, and acknowledged himself to be the EVP of AVATECH SOLUTIONS, INC., a EVP corporation, and that he, as such EVP, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of AVATECH SOLUTIONS, INC., by himself as EVP.

IN WITNESS MY Hand and Notarial Seal.

/s/	(SEAL)
NOTARY PUBLIC
My Commission Expires:
7/1/2005

STATE OF MARYLAND, COUNTY OF CARROLL, TO WIT:

I HEREBY CERTIFY that on this 22nd day of October, 2004, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared CHRISTOPHER D. OLANDER, and acknowledged himself to be the EVP of TECHNICAL LEARNINGWARE COMPANY, INC., a EVP corporation, and that he, as such EVP, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of TECHNICAL LEARNINGWARE COMPANY, INC., by himself as EVP.

IN WITNESS MY Hand and Notarial Seal.

/s/	(SEAL)
NOTARY PUBLIC
My Commission Expires:
7/1/2005